                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 30, 2000
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                    333-92245                     33-0639768
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


  27051 Towne Centre Drive, Suite 200
       Foothill Ranch, California                                   92610
(Address of Principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 23, 2000 and the related Prospectus Supplement dated July 20, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2000-C, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes").

         The Notes were sold to Salomon Smith Barney Inc. ("Salomon"), Chase Securities Inc. ("Chase Securities"), Credit Suisse First Boston Corporation ("CS First Boston") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with Salomon, Chase Securities and CS First Boston, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of July 20, 2000 (the "Underwriting Agreement") between the Registrant and Salomon, as representative of itself, Chase Securities, CS First Boston and Merrill Lynch.

         The Notes were issued pursuant to an Indenture dated as of July 1, 2000 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 2000-C (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         A Residual Interest Instrument that represents an undivided ownership interests in the Trust was issued pursuant to the Trust Agreement dated as of July 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent.

         The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of July 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $227,077,814.86 (the "Initial Cut-Off Pool Balance") as of July 1, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but before July 26, 2000 (the "Subsequent Cut-Off Date") with a total principal balance of $82,844,363.17 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Trust used funds on deposit in a segregated trust account (the "Prefunding Account") to acquire additional Contracts (the "Prefunded Contracts") with a total principal balance of $130,077,825.08 as of the related cut-off dates (each a "Prefunding Cut-Off Date") during the period from the Closing Date until August 30, 2000.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance.......................           $227,077,814.86

Number of Contracts...............................                    18,421

Average principal balance outstanding.............                $12,327.12

Average original amount financed..................                $12,411.57

Original amount financed (range)..................   $1,206.84 to $62,076.98

Weighted average APR..............................                    15.43%

APR (range).......................................           6.00% to 25.80%

Weighted average original term....................                57.15 mos.

Original term (range).............................             12 to 72 mos.

Weighted average remaining term...................                56.59 mos.

Remaining term (range)............................             10 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                            NUMBER OF         % OF                          % OF INITIAL
                             INITIAL        INITIAL         PRINCIPAL         CUT-OFF
      APR RANGE             CONTRACTS      CONTRACTS         BALANCE        POOL BALANCE
      ---------             ---------      ---------        ---------       ------------
   0.000% to 7.000%.......         3         0.02              26,141.64        0.01
   7.001% to 8.000%.......       325         1.76           5,908,717.15        2.60
   8.001% to 9.000%.......       614         3.33           9,966,371.53        4.39
   9.001% to 10.000%......       793         4.30          12,041,187.41        5.30
  10.001% to 11.000%......       701         3.81          10,063,455.93        4.43
  11.001% to 12.000%......       765         4.15          10,640,178.74        4.69
  12.001% to 13.000%......       929         5.04          12,236,771.29        5.39
  13.001% to 14.000%......     1,084         5.88          14,074,472.70        6.20
  14.001% to 15.000%......     1,713         9.30          21,865,473.91        9.63
  15.001% to 16.000%......     2,071        11.24          26,566,685.97       11.70
  16.001% to 17.000%......     2,415        13.11          29,952,185.33       13.19
  17.001% to 18.000%......     2,395        13.00          27,543,287.75       12.13
  18.001% to 19.000%......     1,414         7.68          15,481,136.55        6.82
  19.001% to 20.000%......     1,095         5.94          11,207,234.86        4.94
  20.001% to 21.000%......     1,202         6.53          12,278,730.70        5.41
  21.001% to 30.000%......       902         4.90           7,225,783.40        3.18
                              ------       ------        ---------------      ------
            Totals........    18,421       100.00%*      $227,077,814.86      100.00%*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                            NUMBER OF         % OF                          % OF INITIAL
                             INITIAL        INITIAL         PRINCIPAL         CUT-OFF
                            CONTRACTS      CONTRACTS         BALANCE        POOL BALANCE
                            ---------      ---------        ---------       ------------
Alabama................         237           1.29        $ 2,976,848.51         1.31
Arizona................         626           3.40          7,458,830.37         3.28
California.............       4,182          22.70         54,300,273.97        23.91
Colorado...............         307           1.67          3,365,646.38         1.48
Connecticut............           3           0.02             23,756.74         0.01
Delaware...............         201           1.09          2,363,328.59         1.04
Florida................       1,439           7.81         17,546,903.07         7.73
Georgia................       1,091           5.92         14,453,292.29         6.36
Idaho..................         150           0.81          1,659,980.92         0.73
Illinois...............       1,061           5.76         13,135,280.29         5.78
Indiana................         441           2.39          5,011,650.70         2.21
Iowa...................          79           0.43          1,025,514.21         0.45
Kansas.................           3           0.02             29,139.04         0.01
Kentucky...............         292           1.59          3,402,077.88         1.50
Maryland...............         460           2.50          5,955,543.65         2.62
Michigan...............       1,006           5.46         12,413,704.83         5.47
Minnesota..............         137           0.74          1,809,182.61         0.80
Mississippi............          22           0.12            347,331.34         0.15
Missouri...............         269           1.46          3,321,792.54         1.46
Montana................           5           0.03             64,939.57         0.03
Nevada.................         442           2.40          5,079,069.08         2.24
New Hampshire..........           6           0.03             82,243.59         0.04
New Jersey.............       1,188           6.45         14,292,462.35         6.29
New York...............           2           0.01             19,559.36         0.01
North Carolina.........         591           3.21          7,646,525.70         3.37
Oklahoma...............         141           0.77          1,834,183.22         0.81
Oregon.................         367           1.99          4,032,573.44         1.78
Pennsylvania...........       1,217           6.61         13,791,762.22         6.07
Rhode Island...........          18           0.10            237,310.36         0.10
South Carolina.........         354           1.92          4,274,421.92         1.88
Tennessee..............         349           1.89          4,340,332.72         1.91
Texas..................         502           2.73          6,476,264.33         2.85
Utah...................          78           0.42          1,071,442.01         0.47
Virginia...............         609           3.31          7,318,027.05         3.22
Washington.............         541           2.94          5,860,759.46         2.58
West Virginia..........           5           0.03             55,860.55         0.02
                             ------         ------       ---------------       ------
          Totals.......      18,421         100.00%*     $227,077,814.86       100.00%*

----------------
* Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

Aggregate principal balance....................             $82,844,363.17

Number of Contracts............................                      6,728

Average principal balance outstanding..........                 $12,313.37

Average original amount financed...............                 $12,313.37

Original amount financed (range)...............    $1,613.15 to $52,070.99

Weighted average APR...........................                     14.95%

APR (range)....................................            4.90% to 25.00%

Weighted average original term.................                 57.02 mos.

Original term (range)..........................              12 to 72 mos.

Weighted average remaining term................                 56.90 mos.

Remaining term (range).........................              11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS

                            NUMBER OF         % OF                           % OF FINAL
                            SUBSEQUENT     SUBSEQUENT       PRINCIPAL         CUT-OFF
      APR RANGE             CONTRACTS      CONTRACTS         BALANCE        POOL BALANCE
      ---------             ----------     ----------       ---------       ------------
 0.000% to 7.000%........         1            0.01      $    10,000.00           0.01
 7.001% to 8.000%........       150            2.23        2,708,448.78           3.27
 8.001% to 9.000%........       305            4.53        5,113,177.34           6.17
 9.001% to 10.000%.......       369            5.48        5,679,435.89           6.86
10.001% to 11.000%.......       314            4.67        4,446,834.68           5.37
11.001% to 12.000%.......       317            4.71        4,244,133.92           5.12
12.001% to 13.000%.......       379            5.63        4,951,782.74           5.98
13.001% to 14.000%.......       422            6.27        5,413,339.44           6.53
14.001% to 15.000%.......       630            9.36        7,780,593.78           9.39
15.001% to 16.000%.......       701           10.42        8,687,118.66          10.49
16.001% to 17.000%.......       780           11.59        9,537,168.55          11.51
17.001% to 18.000%.......       776           11.53        8,804,722.36          10.63
18.001% to 19.000%.......       517            7.68        5,518,806.88           6.66
19.001% to 20.000%.......       375            5.57        3,718,830.40           4.49
20.001% to 21.000%.......       371            5.51        3,640,168.05           4.39
Over 21.000%.............       321            4.77        2,589,801.70           3.13
                              -----          ------      --------------         ------
          Totals.........     6,728          100.00%*    $82,844,363.17         100.00%*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                       NUMBER OF           % OF                                  % OF
                      SUBSEQUENT        SUBSEQUENT          PRINCIPAL        FINAL CUT-OFF
                      CONTRACTS         CONTRACTS            BALANCE         POOL BALANCE
                      ----------        ----------          ---------        -------------
Alabama............      129               1.92           1,591,802.69           1.92
Arizona............      251               3.73           2,877,204.66           3.47
California.........    1,392               20.69         18,576,679.01          22.42
Colorado...........       97               1.44           1,104,144.56           1.33
Connecticut........        1               0.01              11,054.18           0.01
Delaware...........       85               1.26           1,014,708.46           1.22
Florida............      547               8.13           6,372,007.42           7.69
Georgia............      399               5.93           5,180,947.02           6.25
Idaho..............       79               1.17             916,940.44           1.11
Illinois...........      476               7.07           5,975,008.06           7.21
Indiana............      163               2.42           1,893,774.46           2.29
Iowa...............       64               0.95             793,758.75           0.96
Kansas.............        9               0.13             123,391.71           0.15
Kentucky...........       93               1.38           1,022,810.16           1.23
Maryland...........      189               2.81           2,509,292.37           3.03
Michigan...........      295               4.38           3,668,331.94           4.43
Minnesota..........       57               0.85             748,474.19           0.90
Mississippi........       12               0.18             176,170.08           0.21
Missouri...........      151               2.24           1,927,801.00           2.33
Montana............        8               0.12             104,415.58           0.13
Nevada.............      172               2.56           1,835,080.92           2.22
New Hampshire......        2               0.03              32,906.89           0.04
New Jersey.........      446               6.63           5,337,717.50           6.44
North Carolina.....      189               2.81           2,458,683.83           2.97
Oklahoma...........       73               1.09             944,665.27           1.14
Oregon.............      150               2.23           1,603,529.74           1.94
Pennsylvania.......      255               3.79           2,893,144.46           3.49
Rhode Island.......       16               0.24             178,172.54           0.22
South Carolina.....      123               1.83           1,576,849.32           1.90
Tennessee..........      111               1.65           1,370,869.90           1.65
Texas..............      217               3.23           2,607,893.08           3.15
Utah...............       37               0.55             444,146.80           0.54
Virginia...........      261               3.88           3,054,389.17           3.69
Washington.........      178               2.65           1,906,663.66           2.30
West Virginia......        1               0.01              10,933.35           0.01
                       -----             ------         --------------         ------
          Totals...    6,728             100.00%*       $82,844,363.17         100.00%*

----------------
* Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Prefunded Contracts as of the Prefunding Cut-Off Date:


                     COMPOSITION OF THE PREFUNDED CONTRACTS

Aggregate principal balance.......................           $130,077,825.08

Number of Contracts...............................                    10,437

Average principal balance outstanding.............                $12,463.14

Average original amount financed..................                $12,448.71

Original amount financed (range)..................   $1,223.20 to $73,000.00

Weighted average APR..............................                    14.84%

APR (range).......................................           6.90% to 25.90%

Weighted average original term....................                     56.79

Original term (range).............................             12 to 72 mos.

Weighted average remaining term...................                     56.75

Remaining term (range)............................             11 to 72 mos.


                 DISTRIBUTION BY APRS OF THE PREFUNDED CONTRACTS

                            NUMBER OF         % OF                         % OF PREFUNDED
                            PREFUNDED      PREFUNDED        PRINCIPAL         CUT-OFF
      APR RANGE             CONTRACTS      CONTRACTS         BALANCE        POOL BALANCE
      ---------             ---------      ---------        ---------      --------------
   0.000% to 7.000%.....          2           0.02            29,489.00         0.02
   7.001% to 8.000%.....        277           2.65         4,919,655.43         3.78
   8.001% to 9.000%.....        560           5.37         9,714,348.53         7.47
   9.001% to 10.000%....        583           5.59         9,129,569.60         7.02
  10.001% to 11.000%....        429           4.11         6,268,897.81         4.82
  11.001% to 12.000%....        508           4.87         6,880,217.44         5.29
  12.001% to 13.000%....        561           5.38         7,421,338.45         5.71
  13.001% to 14.000%....        638           6.11         8,386,550.74         6.45
  14.001% to 15.000%....        886           8.49        11,204,479.93         8.61
  15.001% to 16.000%....      1,072          10.27        13,382,736.36        10.29
  16.001% to 17.000%....      1,188          11.38        14,302,289.13        11.00
  17.001% to 18.000%....      1,296          12.42        14,475,324.95        11.13
  18.001% to 19.000%....        786           7.53         8,518,402.97         6.55
  19.001% to 20.000%....        589           5.64         6,014,119.85         4.62
  20.001% to 21.000%....        597           5.72         5,699,025.99         4.38
  Over 21.000%..........        465           4.46         3,731,378.90         2.87
                             ------         ------       --------------       ------
            Totals......     10,437         100.00*      130,077,825.08       100.00*

----------------
* Percentages may not add to 100% because of rounding.

               GEOGRAPHIC CONCENTRATION OF THE PREFUNDED CONTRACTS

                            NUMBER OF         % OF                         % OF PREFUNDED
                            PREFUNDED      PREFUNDED        PRINCIPAL         CUT-OFF
                            CONTRACTS      CONTRACTS         BALANCE        POOL BALANCE
                            ---------      ---------        ---------      --------------
  Alabama                       130            1.25        1,568,175.11         1.21
  Arizona                       329            3.15        3,999,642.63         3.07
  California                  2,191           20.99       29,460,313.35        22.65
  Colorado                      217            2.08        2,239,014.84         1.72
  Connecticut                     2            0.02           43,076.28         0.03
  Delaware                      138            1.32        1,534,817.49         1.18
  Florida                       886            8.49       10,653,400.65         8.19
  Georgia                       648            6.21        8,568,862.25         6.59
  Idaho                          93            0.89          957,640.94         0.74
  Illinois                      592            5.67        7,586,306.52         5.83
  Indiana                       258            2.47        3,027,815.26         2.33
  Iowa                           95            0.91        1,218,776.88         0.94
  Kansas                         19            0.18          291,100.72         0.22
  Kentucky                      137            1.31        1,683,168.67         1.29
  Maryland                      277            2.65        3,767,928.76         2.90
  Michigan                      673            6.45        8,537,769.12         6.56
  Minnesota                     130            1.25        1,775,172.23         1.36
  Mississippi                    14            0.13          179,673.79         0.14
  Missouri                      188            1.80        2,272,405.49         1.75
  Montana                         2            0.02           21,883.88         0.02
  Nevada                        288            2.76        3,165,347.33         2.43
  New Hampshire                   2            0.02           23,831.52         0.02
  New Jersey                    746            7.15        8,768,755.83         6.74
  New York                        1            0.01           21,842.46         0.02
  North Carolina                319            3.06        4,402,509.98         3.38
  Oklahoma                       99            0.95        1,127,668.68         0.87
  Oregon                        219            2.10        2,488,257.92         1.91
  Pennsylvania                  390            3.74        4,324,189.51         3.32
  Rhode Island                   22            0.21          241,138.39         0.19
  South Carolina                162            1.55        1,935,745.75         1.49
  Tennessee                     153            1.47        1,920,199.92         1.48
  Texas                         368            3.53        4,386,965.84         3.37
  Utah                           42            0.40          589,261.71         0.45
  Virginia                      373            3.57        4,731,649.15         3.64
  Washington                    232            2.22        2,546,744.38         1.96
  West Virginia                   2            0.02           16,771.85         0.01
                             ------          ------      --------------       ------
         Totals              10,437          100.00*     130,077,825.08       100.00*

----------------
* Percentages may not add to 100% because of rounding.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ONYX ACCEPTANCE FINANCIAL
                                           CORPORATION



September 11, 2000                        By: /s/ Michael A. Krahelski
                                             -----------------------------------
                                             Michael A. Krahelski,
                                             Senior Vice President